Consent of Independent Registered Public Accounting Firm
We consent to the references to our firm under the caption “Other Information” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, each dated March 7, 2022, and each included in this Post-Effective Amendment No. 2,770 to the Registration Statement (Form N-1A, File No. 333-123257) of VanEck ETF Trust (the “Registration Statement”).

We also consent to the incorporation by reference of our reports dated November 19, 2021, with respect to the financial statements and financial highlights of VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Energy Income ETF, VanEck Environmental Services ETF, VanEck Gaming ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Durable Dividend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar Wide Moat ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Semiconductor ETF, VanEck Social Sentiment ETF and VanEck Video Gaming and eSports ETF, sixteen of the funds constituting VanEck ETF Trust, included in their Annual Reports to Shareholders (Form N-CSR) for the year ended September 30, 2021, our reports dated June 23, 2021, with respect to the financial statements and financial highlights of VanEck BDC Income ETF (previously, VanEck Vectors BDC Income ETF), VanEck CEF Muni Income ETF (previously, VanEck Vectors CEF Municipal Income ETF), VanEck China Bond ETF (previously, VanEck Vectors ChinaAMC China Bond ETF), VanEck Emerging Markets High Yield Bond ETF (previously, VanEck Vectors Emerging Markets High Yield Bond ETF), VanEck Fallen Angel High Yield Bond ETF (previously, VanEck Vectors Fallen Angel High Yield Bond ETF), VanEck Green Bond ETF (previously, VanEck Vectors Green Bond ETF), VanEck High Yield Muni ETF (previously, VanEck Vectors High Yield Muni ETF), VanEck Intermediate Muni ETF (previously, VanEck Vectors Intermediate Muni ETF), VanEck International High Yield Bond ETF (previously, VanEck Vectors International High Yield Bond ETF), VanEck Investment Grade Floating Rate ETF (previously, VanEck Vectors Investment Grade Floating Rate ETF), VanEck J.P. Morgan EM Local Currency Bond ETF (previously, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF), VanEck Long Muni ETF (previously, VanEck Vectors Long Muni ETF), VanEck Moody's Analytics BBB Corporate Bond ETF (previously, VanEck Vectors Moody's Analytics BBB Corporate Bond ETF), VanEck Moody's Analytics IG Corporate Bond ETF (previously, VanEck Vectors Moody's Analytics IG Corporate Bond ETF), VanEck Mortgage REIT Income ETF (previously, VanEck Vectors Mortgage REIT Income ETF), VanEck Muni Allocation ETF (previously, VanEck Vectors Muni Allocation ETF), VanEck Preferred Securities ex Financials ETF (previously, VanEck Vectors Preferred Securities ex Financials ETF), VanEck Short High Yield Muni ETF (previously, VanEck Vectors Short High Yield Muni ETF) and VanEck Short Muni ETF (previously, VanEck Vectors Short Muni ETF), nineteen of the funds constituting VanEck ETF Trust (previously VanEck Vectors ETF Trust), included in their Annual Reports to Shareholders (Form N-CSR) for the year ended April 30, 2021 and our reports dated February 25, 2021,with respect to the financial statements and financial highlights of VanEck Africa Index ETF (previously, VanEck Vectors Africa Index ETF), VanEck Brazil Small-Cap ETF (previously, VanEck Vectors Brazil Small-Cap ETF), VanEck China Growth Leaders ETF (previously, VanEck Vectors China Growth Leaders ETF), VanEck ChiNext ETF (previously, VanEck Vectors ChinaAMC SME-ChiNext ETF), VanEck Egypt Index ETF (previously, VanEck Vectors Egypt Index ETF), VanEck India Growth Leaders Index ETF (previously, VanEck Vectors India Growth Leaders Index ETF), VanEck Indonesia Index ETF

(previously, VanEck Vectors Indonesia Index ETF), VanEck Israel ETF (previously, VanEck Vectors Israel ETF), VanEck Russia ETF (previously, VanEck Vectors Russia ETF), VanEck Russia Small-Cap ETF (previously, VanEck Vectors Russia Small-Cap ETF), VanEck Vietnam ETF (previously, VanEck Vectors Vietnam ETF), VanEck Agribusiness ETF (previously, VanEck Vectors Agribusiness ETF), VanEck Gold Miners ETF (previously, VanEck Vectors Gold Miners ETF), VanEck Junior Gold Miners ETF (previously, VanEck Vectors Junior Gold Miners ETF), VanEck Low Carbon Energy ETF (previously, VanEck Vectors Low Carbon Energy ETF), VanEck Natural Resources ETF (previously, VanEck Vectors Natural Resources ETF), VanEck Oil Refiners ETF (previously, VanEck Vectors Oil Refiners ETF), VanEck Oil Services ETF (previously, VanEck Vectors Oil Services ETF), VanEck Rare Earth/Strategic Metals ETF (previously, VanEck Vectors Rare Earth/Strategic Metals ETF), VanEck Steel ETF (previously, VanEck Vectors Steel ETF), and VanEck Uranium+Nuclear Energy ETF (previously, VanEck Vectors Uranium+Nuclear Energy ETF), twenty-one of the funds constituting VanEck ETF Trust (previously VanEck Vectors ETF Trust), included in their Annual Reports to Shareholders (Form N-CSR) for the year ended December 31, 2020, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

New York, New York
March 4, 2022